RESOLUTION
                       OF THE BOARDS OF TRUSTEES OF
                  MOSAIC GOVERNMENT MONEY MARKET TRUST,
                             MOSAIC INCOME TRUST,
               MOSAIC EQUITY TRUST, MOSAIC FOCUS FUND TRUST
                         AND MOSAIC TAX-FREE TRUST

                              February 4, 1999


WHEREAS, Rule 483 under the Securities Act of 1933 requires the Trustees to authorize the use of a power of attorney for purposes of signing the annual Form N1-A for each of the Trusts and other such filings; and

WHEREAS, the Trustees of each Trust have previously provided written power of attorney to John Rashke, Esq. of Dewitt Ross & Stevens, SC for purposes of making all necessary filings on behalf of each Trust with the US Securities and Exchange Commission:

NOW, THEREFORE, IT IS RESOLVED, that the use of the powers of attorney from each Trustee dated August 22, 1996 for Mosaic Equity Trust, Mosaic Income Trust, Mosaic Tax-Free Trust and Mosaic Government Money Market Trust (then known as GIT Equity Trust, GIT Income Trust, GIT Tax-Free Trust and Government Investors Trust, repsectively) and dated April 27, 1998 for Mosaic Focus Fund Trust shall be and hereby is authorized and ratified for purposes of all Form N1-A filings under the Securities Act of 1933 or the Investment Company Act of 1940 and any N-14 filings under such acts, if applicable, by each such Trust hereinafter until revoked by the Trustees; and

RESOLVED FURTHER, that the officers of the Trusts are authorized to take such actions as are necessary to effectuate the purposes of the foregoing resolution.




                         POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a trustee of Mosaic Equity Trust, a Massachusetts business trust, does hereby constitute and appoint JOHN RASHKE and CHRISTOPHER DANIELS, and each of them, his true and lawful attorney and agent to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable: (1) to enable the said Trust to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Securities Act of the shares of beneficial interest of said Trust (the "Securities"), including, specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as Trustee of said Trust to a Registration Statement or to any amendment thereto filed with the Securities and Exchange Commission in respect of said Securities and to any instrument or document filed as part of, an exhibit to or in connection with said Registration Statement or amendment; (2) to enable said Trust to comply with the Investment Company Act of 1940, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Investment Company Act of the Trust, including specifically, but without limiting the generality of the foregoing, the power an authority to sign for and on behalf of the undersigned the name of the undersigned as Trustee of said Trust to a Registration Statement or of any amendment thereto filed with the Securities and Exchange Commission in respect of said Trust and to any instrument or document filed as part of, as an exhibit to or in connection with said Registration Statement or amendment; and (3) to register or qualify said Securities for sale and to register or license said Trust as a broker or dealer in said Securities under the securities or Blue Sky laws of all such states as may be necessary or appropriate to permit therein the offering and sale of said Securities as contemplated by said Registration Statement, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as Trustee of said Trust to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereof or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said securities or Blue Sky laws for the purpose of so registering or qualifying said Securities or registering or licensing said Trust, and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 22nd day of August, 1996.


(signature)
James R. Imhoff, Jr.



                         POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a trustee of Mosaic Equity Trust, a Massachusetts business trust, does hereby constitute and appoint JOHN RASHKE and CHRISTOPHER DANIELS, and each of them, his true and lawful attorney and agent to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable: (1) to enable the said Trust to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Securities Act of the shares of beneficial interest of said Trust (the "Securities"), including, specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as Trustee of said Trust to a Registration Statement or to any amendment thereto filed with the Securities and Exchange Commission in respect of said Securities and to any instrument or document filed as part of, an exhibit to or in connection with said Registration Statement or amendment; (2) to enable said Trust to comply with the Investment Company Act of 1940, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Investment Company Act of the Trust, including specifically, but without limiting the generality of the foregoing, the power an authority to sign for and on behalf of the undersigned the name of the undersigned as Trustee of said Trust to a Registration Statement or of any amendment thereto filed with the Securities and Exchange Commission in respect of said Trust and to any instrument or document filed as part of, as an exhibit to or in connection with said Registration Statement or amendment; and (3) to register or qualify said Securities for sale and to register or license said Trust as a broker or dealer in said Securities under the securities or Blue Sky laws of all such states as may be necessary or appropriate to permit therein the offering and sale of said Securities as contemplated by said Registration Statement, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as Trustee of said Trust to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereof or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said securities or Blue Sky laws for the purpose of so registering or qualifying said Securities or registering or licensing said Trust, and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 22nd day of August, 1996.


(signature)
Lorence D. Wheeler



                         POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a trustee of Mosaic Equity Trust, a Massachusetts business trust, does hereby constitute and appoint JOHN RASHKE and CHRISTOPHER DANIELS, and each of them, his true and lawful attorney and agent to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable: (1) to enable the said Trust to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Securities Act of the shares of beneficial interest of said Trust (the "Securities"), including, specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as Trustee of said Trust to a Registration Statement or to any amendment thereto filed with the Securities and Exchange Commission in respect of said Securities and to any instrument or document filed as part of, an exhibit to or in connection with said Registration Statement or amendment; (2) to enable said Trust to comply with the Investment Company Act of 1940, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Investment Company Act of the Trust, including specifically, but without limiting the generality of the foregoing, the power an authority to sign for and on behalf of the undersigned the name of the undersigned as Trustee of said Trust to a Registration Statement or of any amendment thereto filed with the Securities and Exchange Commission in respect of said Trust and to any instrument or document filed as part of, as an exhibit to or in connection with said Registration Statement or amendment; and (3) to register or qualify said Securities for sale and to register or license said Trust as a broker or dealer in said Securities under the securities or Blue Sky laws of all such states as may be necessary or appropriate to permit therein the offering and sale of said Securities as contemplated by said Registration Statement, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as Trustee of said Trust to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereof or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said securities or Blue Sky laws for the purpose of so registering or qualifying said Securities or registering or licensing said Trust, and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 22nd day of August, 1996.


(signature)
Thomas S. Kleppe



                         POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a trustee of Mosaic Equity Trust, a Massachusetts business trust, does hereby constitute and appoint JOHN RASHKE and CHRISTOPHER DANIELS, and each of them, his true and lawful attorney and agent to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable: (1) to enable the said Trust to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Securities Act of the shares of beneficial interest of said Trust (the "Securities"), including, specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as Trustee of said Trust to a Registration Statement or to any amendment thereto filed with the Securities and Exchange Commission in respect of said Securities and to any instrument or document filed as part of, an exhibit to or in connection with said Registration Statement or amendment; (2) to enable said Trust to comply with the Investment Company Act of 1940, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Investment Company Act of the Trust, including specifically, but without limiting the generality of the foregoing, the power an authority to sign for and on behalf of the undersigned the name of the undersigned as Trustee of said Trust to a Registration Statement or of any amendment thereto filed with the Securities and Exchange Commission in respect of said Trust and to any instrument or document filed as part of, as an exhibit to or in connection with said Registration Statement or amendment; and (3) to register or qualify said Securities for sale and to register or license said Trust as a broker or dealer in said Securities under the securities or Blue Sky laws of all such states as may be necessary or appropriate to permit therein the offering and sale of said Securities as contemplated by said Registration Statement, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as Trustee of said Trust to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereof or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said securities or Blue Sky laws for the purpose of so registering or qualifying said Securities or registering or licensing said Trust, and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 22nd day of August, 1996.


(signature)
Frank E. Burgess